EXHIBIT 1.1


                   ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC.

                         800,000 Shares of Common Stock
                800,000 Redeemable Common Stock Purchase Warrants
                             UNDERWRITING AGREEMENT


                                                       As of February 13, 1997

CORPORATE SECURITIES GROUP, INC.
980 North Federal Highway, Suite 210
Boca Raton, Florida 33432

ARGENT SECURITIES, INC.
3340 Peachtree Road, Suite 450
Atlanta, Georgia 30326

Gentlemen:

         Advanced Electronic Support Products, Inc., a Florida corporation (the "Company") confirms its agreement with Corporate Securities Group, Inc., a Florida corporation, and Argent Securities, Inc., a Georgia corporation (collectively, the "Representatives") as representatives and members of the group of several underwriters, if any, named in Schedule I attached hereto (the "Underwriters" or "you", and if there is no Schedule I attached, all references in this Agreement to the "Underwriters" or "you" shall be deemed to refer only to the Representatives) as follows:

         1. The Shares and the Warrants. Subject to the terms and conditions set forth herein, the Company proposes to sell to you on a "firm commitment" basis, an aggregate of 800,000 shares ("Shares") of the Company's authorized but unissued common stock, par value $.001 per share (the "Common Stock") and 800,000 Redeemable Common Stock Purchase Warrants, (the "Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of per share pursuant to a warrant agreement (the "Warrant Agreement") between the Company and Continental Stock Transfer & Trust ("Warrant Agent"). The Company also proposes to grant to you an option to purchase up to an additional 120,000 shares of Common Stock and 120,000 Warrants for the sole purpose of covering over-allotments, if any (the "Option Securities"). The Shares and the Warrants are sometimes collectively referred to herein as the "Firm Securities". The Firm Securities and the Option Securities are more fully described in the Registration Statement and the Prospectus referred to herein and are hereinafter sometimes collectively referred to as the "Securities."

         2. Registration Statement and Prospectus. A registration statement on Form SB- 2 (File No. 333-15967) together with exhibits and including a preliminary form of prospectus for the registration of the Securities, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended, and all applicable instructions,

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rules and regulations (collectively, the "Securities Act") of the Securities and
Exchange Commission (the "Commission"), and has been filed with the Commission. There have been delivered to you, copies of each Preliminary Prospectus and the Final Prospectus. Such registration statement, including the Prospectus, Part
II, any documents incorporated by reference therein and all financial schedules and exhibits thereto, as amended at the time when it shall become effective, is herein referred to as the "Registration Statement," and the prospectus included as part of the Registration Statement on file with the Commission when it shall become effective or, if the procedure in Rule 430A of the Rules and Regulations (as defined below) is followed, the prospectus that discloses all the information that was omitted from the prospectus on the effective date of the Registration Statement pursuant to such rule, and in either case, together with any changes contained in any prospectus filed with the Commission by the Company with your consent after the effective date of the Registration Statement, is herein referred to as the "Final Prospectus." If the procedure in Rule430A is followed, the prospectus included as part of the Registration Statement on the date when the Registration Statement became effective is referred to herein as the "Effective Prospectus." Any prospectus included in the Registration
Statement of the Company and in any amendments thereto prior to the effective date of the Registration Statement is referred to herein as a "Pre-Effective Prospectus." For purposes of this Agreement, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act"), as applicable.

         3.       Agreements to Sell and Purchase.

                  (a) Firm Securities. The Company agrees to sell to you, and upon the basis of the representations, warranties and agreements of the Company herein contained and subject to the terms and conditions hereof, you shall purchase from the Company, the Shares at a purchase price of $_____ per Share and the Warrants at a purchase price of $____ per Warrant. This purchase price of the Shares and the Warrants represents the public offering price of such securities, less a discount, equaling ten percent (10%), that the Company has agreed to allow the Underwriters. All or any portion of such discount may be reallowed by you for sales through licensed securities dealers who are members of the National Association of Securities Dealers, Inc. (the "NASD").

                  (b) Option Securities. The Company also grants you an option to pur- chase, upon your written notice to the Company, the Option Securities for the sole purpose of covering over-allotments, if any, at the purchase price and on the same terms as set forth in the preceding paragraph. The Option Securities may be purchased, in whole or in part, at any time for a period of forty-five (45) days following the effective date of the Registration Statement. The notice from you to the Company shall specify the number of Option Securities to be purchased and the date and time of payment and delivery thereof (the "Option Closing Date"). You, as the Underwriters, in your sole discretion, shall determine the number of Option Securities, if any, to be purchased as provided herein. Such over-allotment option shall not be exercised more than on one occasion.

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                  (c)      Underwriters' Purchase Option.  On the Closing Date
(as defined herein), the Company shall further issue and sell to you or, at your direction, to your bona fide officers and directors, an option (the "Underwriters' Purchase Option") pursuant to the Purchase Option Agreement for the purchase of an aggregate of 80,000 shares of Common Stock (the "Underwriters' Shares") and 80,000 Common Stock Purchase Warrants (the "Underwriters' Warrants") for an aggregate purchase price of $80.00. The Underwriters' Purchase Option shall be exercisable at any time during the four year period commencing one-year after the effective date of the Registration Statement (the "Term"), at a price of equal to 130% of the respective public offering price of the Shares and the Warrants. For a period of one (1) year after the effective date of the Registration Statement, the Underwriters' Purchase Option (and the Purchase Option Securities, as hereinafter defined) may not be sold, assigned, transferred, pledged or hypothecated except to officers of the Underwriters or members of the selling group. Such transfers will only be made if they do not violate the registration provisions of the Securities Act. The Underwriters' Purchase Option and the Purchase Option Securities shall be transferable after one year from the effective date of the Registration Statement pursuant to available exemptions from registration (if not otherwise covered by an effective registration statement) under the Securities Act, provided, however, that the Underwriters' Purchase Option may not be transferred to a direct competitor of the Company without the Company's prior written consent. Except as otherwise set forth in the Purchase Option Agreement, you may designate that the Underwriters' Purchase Option be issued in varying amounts directly to your officers and not the Underwriters, and to other underwriters, if any, and their designees. Such designation will be made by you only if you determine that such issuances would not violate the interpretation of the Board of Governors of the NASD relating to the review of corporate financing arrangements. The Underwriters' Shares, the Underwriters' Warrants and the shares of Common Stock underlying the Underwriters' Warrant (collectively sometimes referred to herein as the "Purchase Option Securities") shall be entitled to piggyback and demand registration rights acceptable to you and your counsel and as set forth in the Purchase Option Agreement.

         4        Delivery and Payment.  Delivery of and payment for the Firm
Securities shall be made at 10:00 A.M., Miami Time, on February 19, 1997 (such time and date are referred to herein as the "Closing Date") at the offices of Akerman, Senterfitt & Eidson, P.A., SunTrust International Center, 28th Floor, One Southeast 3rd Avenue, Miami, Florida 33131. The Closing Date and the time and the place of delivery of and payment for the Firm Securities may be varied by agreement between you and the Company.

                  If you elect to purchase and take delivery of any Option Securities, delivery of and payment for such Option Securities shall be made at said office or at such place as may be agreed upon in writing by you and the Company, on the Option Closing Date, which may be the same as the Closing Date but shall in no event be earlier than the Closing Date or earlier than one or later than ten business days after the giving of the written notice referenced in Section 3 hereof from you to the Company of the determination to purchase a number, specified in said notice, of Option Securities. Such notice may be given by you

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to the Company at any time within forty-five (45) days after the date of the
Final Prospectus. The Option Closing Date may be varied by agreement between you and the Company. On the Option Closing Date, if any, there shall be delivered to you supplemental opinions and certificates, dated such Option Closing Date, to the same effect as those required to be delivered on the Closing Date pursuant to Section 8 hereof. The Closing Date and the Option Closing Date are hereinafter collectively referred to as the "Closing Date."

                  Delivery of certificates for the shares of Common Stock which comprise the Shares and the certificates for the Warrants (in definitive form and registered in such names and in such denominations as you shall request prior to the Closing Date) shall be made to you against payment of the purchase price therefor by certified or official bank check or checks payable to the order of the Company in the amount of $_____. For the purpose of expediting the checking and packaging of certificates for the Shares and the Warrants, the Company and agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date. Time shall be of the essence and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriter.

         5. Covenants and Agreements of the Company. The Company further covenants and agrees with you as follows:

                  (a) Filing of Registration Statement. The Company shall use its best efforts to cause the Registration Statement to become effective or, if the procedure in Rule 430A of the Rules and Regulations is followed, comply with the provisions of and make all requisite filings with the Commission pursuant to such Rules and Regulations. The Company will give you advance notice of its intention to file or make any amendment or post-effective amendment to the Registration Statement or any amendment or supplement to the Prospectus and will submit all such amendments or supplements to you and to your counsel as soon as possible, but not later than five (5) business days before the Company proposes to file such amendments or supplements with the Commission. The Company will not file any such amendment or supplement to which you shall reasonably object in writing within a reasonable time after being furnished copies thereof. The Company will not allow the Registration Statement to be declared effective by the Commission without your approval.

                  (b) Notice to Underwriters. The Company will advise you promptly and confirm that advice in writing (i) when any post-effective amendment to the Registration Statement shall have become effective, (ii) of the mailing or the delivery to the Commission for filing of any amendment or post-effective amendment to the Registration Statement or any amendment or supplement to the Prospectus, (iii) of any request by the Commission for amendment or supplement to the Registration Statement or the Prospectus, or for additional information, immediately supplying you with copies of all comment letters and all other correspondence with the Commission, (iv) of the issuance by the Commission of any stop order suspending effectiveness of the Registration Statement or of the suspension

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

of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threat of any proceeding for any such purpose, (v) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or the exemption from qualification of the Securities under state securities or Blue Sky laws or the initiation or threat of any proceedings for that purpose and (vi) of the happening of any event during the period mentioned in Section 5(d) hereof that makes any statement made in the Registration Statement or the Prospectus untrue in any material respect or which requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading in any material respect. The Company will use its best efforts to prevent the issuance of any stop order or suspension order and to obtain the withdrawal of any such stop order or suspension order at the earliest possible moment.

(c) NASDAQ Listing. On the effective date of the Registration Statement, the Common Stock and the Warrants shall be listed for quotation on the NASDAQ SmallCap Market, and the Company shall use its best efforts to maintain such listing for not less than five (5) years, provided, however, that the Company may withdraw the listing of its securities on the NASDAQ if the Company lists Common Stock and the Warrants on the NASDAQ National Market System or on the New York or American Stock Exchange. In addition to the foregoing, the Company shall, pursuant to Schedule D of the NASD By- Laws, prepare and file with NASD any required notification along with applicable fees to list the Securities on the NASDAQ system. The Company shall, as required, prepare and file as promptly as practicable a Report by Issuer of Securities Quoted on NASDAQ Interdealer Quotation System on Form 10-C (or any successor form) with respect to the shares of Common Stock and the Warrants.

(d) Post-Effective Amendment. Within the time during which a Final Prospectus relating to the Securities is required to be delivered under the Securities Act, the Company shall comply with all requirements imposed upon it by the Securities Act and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and the Final Prospectus. If at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event occurs as a result of which, in the judgment of the Company and its counsel, the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which made, not misleading in any material respect, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Securities Act or any other applicable law, the Company will promptly notify you, and the Company shall promptly prepare and file with the Commission an amendment or supplement to the Registration Statement which will correct such statement or omission, or an amendment or supplement which will effect such compliance, and deliver to you in connection therewith such prospectus or prospectuses in such quantity as may be necessary to permit compliance with the requirements of the Securities Act.

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


                  (e) Blue Sky Qualification. Prior to any public offering of the Securities by you, the Company will endeavor in good faith, using your counsel, and in cooperation with you and your counsel in taking such action as may be necessary to register or qualify the Securities for offer and sale under the applicable securities or Blue Sky laws of any states or jurisdictions of the United States as you may reasonably designate and will maintain such qualifications in effect for so long as may be required for the distribution of the Securities. The foregoing shall be subject to the reasonable consent of the Company as to any state or jurisdiction that seeks to impose an escrow requirement with respect to insiders' shares or some other restrictive condition upon the Company that exceeds the insiders lock-up provision of
Section 5(h) (other than because no escrow is required herein) or a comparable condition contained herein. Copies of all applications and related documents for the registration or qualification of securities (except for the Registration Statement and Prospectus) filed with the various states shall be sent to the Company's counsel not later than the next business day following their transmission to the various states, and copies of all comments and orders received from the various states shall be made available to the Company's counsel. As information is received from various states and immediately prior to the effective date of the Registration Statement, counsel for the Underwriters shall advise counsel for the Company in writing of all states where the offering has been registered or qualified for sale or has been canceled, withdrawn or denied, the date(s) of such event(s), and the number of Securities (and amount of other securities, if any) registered or qualified for sale in each state. The Company shall be responsible for the cost of state registration filing fees and legal fees and expenses of Underwriters' counsel in connection with such filings, which filing fees shall be paid to Underwriters' counsel in advance of such filings. The Underwriters' counsel's legal fees with respect to blue sky filing shall be $1,000 for each state in which application for registration or qualification is made, up to an aggregate of $35,000 for all states combined. All outstanding fees and expenses of the Underwriters' counsel solely with respect to Blue Sky matters shall be paid by the Company on or prior to the Closing Date.

                  The Company shall, as soon as practicable after the Closing Date, apply for listing in Standard and Poor's Stock Guide and use its best efforts to effect and maintain such listing for at least five (5) years. The Company further agrees, no later than the 25 days after the Closing Date, to engage the services of an investor relations firm (which firm shall also be qualified to act and shall serve as the financial publicist of the Company) reasonably acceptable to the Representatives and to maintain such services from the date of engagement for two (2) years following the Closing Date. Further, the Company shall use its best efforts to obtain for a period of two years commencing sixty (60) days after the Closing Date at least three firms (one of which shall be Argent Securities, Inc. and one of which shall be Standard & Poor's Stock Reports Professional Edition) which are reasonably acceptable to the Representatives to provide industry research and advice to the Company. Any such research and advice provided by a Representative shall be at no fee (exclusive of the Financial Advisory Agreement referred to in Section 5(p) hereof) to the Company.


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

                  (f) Information to the Underwriters. The Company will deliver to you, for a period of at least five (5) years (or such earlier date if the Underwriters' Purchase Option and the Underwriters' Warrant have been exercised in full) from the Closing Date: (i) as soon as practicable, but in any event within ninety-five (95) days after the close of each fiscal year of the Company, or as soon thereafter as practicable, a financial report of the Company and its subsidiaries, if any, on a consolidated basis, and a similar financial report of all unconsolidated subsidiaries, if any, all such reports to include a balance sheet as of the end of the preceding fiscal year, a statement of operations, a statement of changes in financial condition and a statement of stockholders' equity covering such fiscal year, and all to be in reasonable detail and certified by independent public accountants who may, however, be the regularly employed independent public accountants of the Company; (ii) within one hundred and five (105) days after the end of each quarterly fiscal period of the Company, other than the last quarterly fiscal period in any fiscal year, or as soon thereafter as practicable, copies of the consolidated statement of operations, the statement of stockholders' equity and statement of changes in financial condition for that period, and the balance sheet as of the end of that period of the Company and its subsidiaries, if any, the statement of operations, the statement of stockholders' equity and statement of changes in financial condition and the balance sheet of each unconsolidated subsidiary, if any, of the Company for that period, all subject to year-end adjustment, certified by the principal financial or accounting officer of the Company; (iii) copies of all other statements, documents, or other information which the Company shall mail or otherwise make available to any class of its security holders, to the financial press or to the public, or shall file with the Commission, including, but not limited to periodic reports required to be filed under Sections 13 and 15 of the Exchange Act, in particular Forms 10-K, 10-Q and 8-K (which shall be provided within the same period such reports are required to be filed with the Commission); (iv) a copy of each "weekly position sheet" generated by the Depository Trust Corporation pursuant to a subscription for such service that the Company shall maintain at its expense; and (v) upon request in writing, such other information as may reasonably be requested wiTh reference to the property, business, stockholders and affairs of the Company and its subsidiaries, if any.

                  (g) Section 11(a) Earnings Statement. The Company will, as promptly as possible after the close of each fiscal year of the Company, prepare and distribute reports to its stockholders which will include audited statements of its operations and changes of financial position during such period and its balance sheet as of the end of such period. The Company will make generally available to its stockholders and will deliver to you, as soon as practicable, but in no event later than the first day of the 15th full calendar month following the effective date of the Registration Statement, an earnings statement (which need not be audited but which will satisfy the provisions of Section 11(a) of the Securities Act) covering a period of at least twelve (12) months beginning after the effective date of the Registration Statement.

                  (h) Lock-Up Agreements. The Company will cause each of its officers, directors, holders of the Company's Common Stock, any other persons deemed to be

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"affiliates" as defined in Rule 144 under the Securities Act and Tim Mahoney immediately prior to the effective date of the Registration Statement, to agree in writing (the "Lock-Up Agreement") that: (i) such person shall not sell, including a short sale or sale against the box, or otherwise dispose of any shares of the Common Stock owned directly, indirectly, or beneficially (as defined by the Exchange Act and the Rules and Regulations promulgated thereunder) by him, her or it (including shares of Common Stock hereinafter acquired through the exercise or conversion of derivative securities or otherwise) for a period of twenty-four (24) months from the effective date of the Registration Statement ("Lock-Up Period") without the Underwriters' prior written consent; and (ii) such person will permit all certificates evidencing his, her or its shares of Common Stock, Warrants, Options or Notes to be affixed with an appropriate restrictive legend, and will cause the transfer agent for the Company to note such restrictions on the transfer books and records of the Company. Additionally, for a period of forty-eight (48) months following the effective date of the Registration Statement, the Company's officers, directors, shareholders, affiliates and Tim Mahoney will agree to sell any shares of Common Stock it so desires to sell through the Representatives if the price and terms of execution offered by the Representatives are at least as favorable as may be obtained from other brokerage firms. On or before the effective date, the Company shall have furnished to the Representatives the Lock-Up Agreements, which shall be in a form reasonably acceptable to the Representatives and which shall be duly executed, and shall be valid and binding obligations of such persons enforceable against such persons in accordance with their respective terms.

                  (i) Issuance of Additional Securities. For a period of five (5) years (or such earlier date if the Underwriters' Purchase Option and the Underwriters' Warrants have been exercised in full) commencing on the Closing Date, except with the written consent of the Underwriters, which consent shall not be unreasonably withheld, the Company will not issue or sell, directly or indirectly, any shares of its capital stock, or sell or grant options, or warrants or rights to purchase any shares of its capital stock, except pursuant to (i) this Agreement, (ii) the Underwriters' Purchase Option and the Underwriters' Warrants, (iii) warrants and options of the Company heretofore issued and described in the Prospectus, (iv) after two years (or such erlier date if the Underwriters' Purchase Option nd the Underwriters' Warrants have been exercised in full) from the closing date, at less than far market value; and (v) the grant of options and the issuance of shares issued upon exercise of options issued or to be issued under the Company's stock option plan which is described in the Prospectus; except that, during such two year period, the Company may issue securities without the underwriters' consent in connection with an acquisition, merger or similar transaction, provided that such securities are not publicly registered or issued pursuant to Regulation S of the Act, and the acquirer of the securities is not granted registration rights with respect thereto which are effective prior to 12 months after the Closing Date and until the Underwriters' Purchase Option is exercised, and further provided that the Representatives shall have granted their consen (which shall not be unreasonably withheld) with respect to any acquisition, merger or similar transaction in which securities of the Company are granted to or issued for less than the then current fair market value of such securities or with respect to any such transaction with a party that is related to or

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affiliated with the Company or any of its executive officers, directors or ten percent or greater shareholders. Notwithstanding anything to the contrary set forth in the prior sentence, the Company may not issue any class or series of Preferred Stock for a period of 24 months from the Closing Date without the unanimous vote or consent of all members of the Board of Directors of the Company. Prior to the Closing Date, the Company will not issue any options or warrants without the prior written consent of the Underwriters.

                  (j) Press Releases. For a period commencing on the date hereof and ending two years after the date of the Prospectus, neither the Company nor any of its officers or directors will issue news releases or permit other such publicity about the Company regarding the financial condition or any significant event of the Company without the approval of the Company's legal counsel named in the Prospectus under the heading "Legal Opinions," or such other counsel as may be approved by you. During such period, the Company will deliver to you copies of such news releases or other publicity about the Company promptly after distribution thereof.

                  (k) Underwriters' Copies. The Company will promptly deliver to you, without charge: (i) two complete copies (one of which is manually signed) of the Registration Statement, as originally filed, and of each amendment thereto, and of each post-effective amendment thereto filed at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, in each such case manually executed by the proper officers and a majority of the directors of the Company (or, in case of amendments, by their duly constituted attorneys-in-fact) and including signed copies of each consent of experts named in the Registration Statement and all financial statements, schedules and exhibits filed therewith (including those incorporated by reference to the extent not previously furnished to you), and
(ii)such number of conformed copies of the Registration Statement, as originally filed, and of each amendment and post-effective amendment thereto (in each such case excluding exhibits), as you may reasonably require. The Company will promptly deliver, without charge, to you or such others whose names and addresses are designated by you as soon as possible after the effective date of the Registration Statement, and thereafter from time to time during the period when delivery of a prospectus relating to the Securities is required by the Securities Act, as many printed copies as you may reasonably request of the Final Prospectus and of any amended or supplemented prospectus. The Company will promptly deliver, without charge, as soon as practicable following the public offering or sale of the Securities, and thereafter from time to time for such period as delivery of a prospectus or any amendment or supplement thereto may be required, to you or any dealers to whom Securities may be issued, as many copies as you reasonably request of the Prospectus and any amendment or supplement thereto.

                  (l) NASD Matters. The Company shall supply your counsel with the following as appropriate to satisfy the NASD filing requirements: (i) such copies of any amendment or supplement to the Registration Statement and the preliminary prospectus or Final Prospectus; and (ii) the statutory filing fee in the form of a certified or cashier's check. The Company shall further supply to your counsel, no later than one (1) week

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

before the effective date of the Registration Statement, a written representation as to (i) the existence or nonexistence of any NASD affiliation or association of any officer, director, or five percent (5%) or greater shareholder of the Company, and, if a shareholder of the Company is a corporation, the existence or nonexistence of any direct or indirect NASD affiliation or association of any officer, director, or five percent (5%) or greater shareholder of such corporation, (ii) whether or not any unregistered securities of the Company have been acquired by any NASD affiliated persons during the twelve (12) month period prior to filing the Registration Statement, and (iii) whether or not key-man life insurance has been or will be provided for any officer or director of the Company by any NASD affiliate.

                  (m) Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company shall bear all costs and expenses incident to the issuance, offer, sale, and delivery of the Securities, including, but not limited to, stock transfer taxes, all expenses and fees incident to the filing of the Registration Statement and the registration statements with the Commission pursuant to the Securities Act and the Exchange Act, the costs, filing fees and reasonable counsel fees related to qualification under state securities laws, fees and disbursements of counsel and accountants for the Company, NASD filing fees, NASDAQ system fees, costs of preparing and printing the Registration Statement and as many copies of the preliminary prospectus and Prospectus as you may reasonably deem necessary, including all amendments and supplements to the Registration Statement, and the printing, delivery, and shipping of this Agreement and other underwriting documents, including underwriters' questionnaires, underwriters' powers of attorney, Blue Sky memoranda, and selected dealers' agreements, the cost of printing certificates representing the Shares and the Warrants, the costs and charges of the Transfer Agent and Warrant Agent, and all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise provided for in this Agreement. The Company shall also bear all costs of holding informational meetings and "road shows" to acquaint securities dealers with the affairs of the Company. The Company, at its sole expense, shall make a representative of its management available at the offices of the Underwriters, at mutually convenient times, prior to the effective date of the Registration Statement and shall likewise make representatives available at the Company for due diligence or other informational meetings. The Company will also pay the reasonable out-of-pocket travel expenses of the Underwriters and their counsel or the professionals designated by the Underwriters to visit the Company's facilities (as well as those of any significant supplier to, or customer of, the Company) for purposes of discharging their due diligence responsibilities. The Prospectus (preliminary and definitive) shall be printed by a financial printer selected by the Company and approved by the Underwriters. The Company agrees to supply the Underwriters (within ten weeks of the Closing Date) at the Company's sole cost and expense up to seven (7) bound volumes of all the documents, papers and exhibits, correspondence and records forming the materials included in the public offering, and up to fifteen (15) Lucite cubes containing a miniature definitive Prospectus. In addition, the Company agrees to pay for all pre- and post-closing advertisements relating to the public offering.


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                  In addition to the foregoing, the Company shall reimburse you for your expenses on the basis of a nonaccountable expense allowance in the amount of 3% of the gross offering proceeds; all of your costs in excess of the nonaccountable expense allowance shall be paid by you. Expenses to which the allowance shall be applied include fees of your counsel, but shall not include the following: fees of the Company's counsel; Commission or state filing fees; reasonable Blue Sky counsel fees and expenses; NASD filing fees; NASDAQ listing fees; printing; tombstone advertisements; and any and all other expenses customarily paid by the issuer in a public offering. The Company represents that such payment will be made in full. The Company further agrees to pay to the Underwriters any reasonable costs or expenses, including attorneys' fees, incurred or resulting from any demands or causes of actions brought by the Underwriters or by third parties against the Underwriters for the Company's failure to comply with any material provisions of this Underwriting Agreement, provided that the Underwriters have not caused such non- compliance by the Company. With respect to any demand or cause of action to be brought by the Underwriters, the Underwriters shall give the Company written notice of and a thirty (30) day period to cure any non-compliance by the Company before making a demand or bringing a cause of action.

                  Notwithstanding any other provisions of this Agreement, if
(i) (a) there is a material adverse change in the business or financial condition of the Company, (b) there exists any material misrepresentation of the Company contained herein or otherwise, (c) you discover in the course of your due diligence examination of the Company facts which you determine, in your sole discretion, could materially adversely affect the sale of the Securities, or
(d) market conditions, in your sole judgment, do not justify an offering on the terms set forth in the Registration Statement, and in any such event you elect to terminate the underwriting or (ii) there is any judicial, administrative or other regulatory or governmental judgment, decree, order, injunction or similar action or proceeding enjoining, suspending, prohibiting, limiting or otherwise restricting you from engaging in underwriting activities or sales of securities, and in any such event you elect to terminate the underwriting, the Company, agrees that in addition to paying the Company's own expense, you will be entitled to be reimbursed by us, on an accountable basis, for all of its accountable out-of-pocket costs incurred in connection with the offering of securities contemplated by the Registration Statement. Furthermore, if the Company should fail to pay the agreed upon amounts set forth above to you, your successors or assigns, the Company, shall, furthermore, be liable to you for reasonable attorney's fees and costs incurred in the collection of said amounts.

                  (n) Transfer Sheets. The Company shall furnish to you a list of the names and addresses of all stockholders subsequent to the Closing Date and shall cause the Transfer Agent to furnish to you a copy of all transfer sheets for a period of three years from the later of the Closing Date or the Option Closing Date.

                  (o) Undertakings and Use of Proceeds. The Company will comply with all of the undertakings contained in the Registration Statement and shall apply the net proceeds of the sale of the Securities substantially in accordance with the description set forth in the Prospectus.

                  (p) Financial Advisory Agreement. On the Closing Date, the Company shall execute a Financial Advisory Agreement with the Representatives for financial consulting services, which may include (i) advising the Company in connection with possible acquisitions (ii) facilitating shareholder communications and relations, and (iii) advising and assisting the Company with long-term financial planning, corporate reorganization, expansion and capital structure and other financial matters. Such agreement shall have a term of two years and provide for compensation of $23,500 per year which amount shall be prepaid in full on the Closing Date. The Financial Advisory Agreement shall further provide that if a Representative, directly or indirectly, introduces the Company, during the term of such agreement, to any person or entity that during the term thereof or within 18 months following the term thereof, provides any investment capital, loan or any other equity or debt financing to the Company or any affiliate thereof, or becomes a party to a merger, acquisition, joint venture, private placement or other similar transaction with the Company or any affiliate thereof, then the Company shall pay to such Representative a cash finder's fee. Each cash finder's fee payable to a Representative under this Agreement shall be calculated as a percentage of the Transaction Value (as defined herein and therein) in accordance with the following scale:

                           6% on the first $5,000,000 of the Transaction Value; 5% on the amount from $5,000,001 to $6,000,000;
                           4% on the amount from $6,000,001 to $7,000,000;
                           3% on the amount from $7,000,001 to $8,000,000;
                           2% on the amount from $8,000,001 to $9,000,000;
                           1% on the amount in excess of $9,000,000.

                  "Transaction Value" shall mean the aggregate value of all cash, securities and other property (i) paid to the Company, its affiliates or their shareholders in connection with any transaction referred to above involving any investment in or acquisition of the Company or any affiliates (or the assets of either), (ii) paid by the Company or any affiliate in any such transaction involving an investment in or acquisition of another party or its equity holdings by the Company or any affiliate, or (iii) paid or contributed by the Company or any affiliate and by the other party or parties in the event of any such transaction involving a merger, consolidation, joint venture or similar joint enterprise or undertaking. The value of any such securities (whether debt or equity) or other property shall be the fair market value thereof as determined by mutual agreement of the Company and the Representatives or by an independent appraiser jointly selected by the Company and the Representatives.

                  (q) Exchange Act Registration. The Company shall prepare and file a registration statement with the Commission pursuant to
Section 12(g) of the Exchange Act. Such registration statement under the Exchange Act shall be declared effective contemporaneously with the effectiveness of the Registration Statement. The Company shall comply with the Securities Act, the Exchange Act and the Rules and Regulations promulgated thereunder, the applicable rules and regulations of the NASD and applicable states securities laws so as to permit the continuance of sales of and dealings in the Securities in compliance with applicable provisions of such laws, rules, and regulations, including the filing with the Commission and the NASD of all reports required to be so filed by each, and the Company will deliver to the holders of the shares all reports required to be provided to such holders pursuant to such laws, rules, or regulations. The Company will use its best efforts to maintain its registration under the Exchange Act in effect for a period of five (5) years from the Closing Date.

                  (r) Redemption and Dividends. For a period of two years from the Closing Date, the Company shall not, either directly or through a subsidiary, (i) redeem or purchase any of its securities outstanding as of the Closing Date, other than redemptions of the Warrants as permitted by the Warrant Agreement, or that may be required in connection with possible termination of employment with the Company under the terms of employment agreements in effect on the Closing Date, or redemptions as otherwise provided for herein, or (ii) pay any dividends, or make any other cash distribution in respect of its securities, in excess of the amount of the Company's current or retained earnings derived after the Closing Date, without the prior written consent of the Representatives, which consent may be withheld for any reason. The Representatives shall either approve or disapprove, in writing of such contemplated stock redemption or dividend or distribution within five (5) business days after the date the Representatives receive written notice of the proposed action. Failure by the Representatives to provide a response to within such five (5) day period shall be deemed to be an approval of the redemption or dividend.

               (s) Designation of Directors and Attendance at Board Meetings. Each Representative shall have the right, for the five (5) year period following the Closing Date, to designate a nominee (the "Nominees") for election to the Company's Board of Directors. The officers, directors, and principal shareholders of the Company shall agree in writing at or prior to the Closing Date to vote all shares of voting capital stock owned by them (or over which they have the power to direct the vote) during such five-year period in favor of the election of the Nominees designated by each of the Representatives. In the alternative and at its option, each Representative shall have the right, during such five-year period, to have a representative (the "Attendees") attend all meetings of the Board of Directors of the Company, which meetings shall be held at least quarterly. The aforementioned provision notwithstanding, the Company shall not be obligated to designate Nominees after the Underwriters' Purchase Option and the Underwriters' Warrants have been exercised in full. The Nominees may be removed by the Board only for "cause" as such term is defined in the Employment Agreement between the Company and Slav Stein. Any member of the Board of Directors shall have the right to call a special meeting of the Board of Directors on forty- eight (48) hours notice. The Company shall reimburse the Underwriters' Nominees or Attendees for his or her out-of-pocket expenses reasonably incurred and authorized in advance by the Company in connection with his or her attendance of the Board meetings and a fee of $6,000 per year (for all services as a director, including attendance at the board and committee meetings). The Nominees shall each year be entitled to receive options to purchase 12,000 shares of Common Stock at a price equal to the then fair market value of the Common Stock. To the extent permitted by law, the Company agrees to indemnify and hold the Nominees and the Representatives harmless against any and all claims, actions, awards and judgments arising out of his or her service as a director and in the event the Company maintains a liability insurance policy affording coverage for the action of its officers and directors, to include such Nominees as an insured under such policy.

                  (t)      Amendments to Employment and Lock-Up Agreements.
The Company shall not amend or alter any term of any written employment agreement or Lock-Up Agreement between the Company and any executive officer (or director), during the term thereof, in a manner more favorable to such employee, without the express written consent of the Representatives until such time as the Underwriters' Purchase Option and Underwriters' Warrants have been exercised in full.

                  (u) Warrant Solicitation. Commencing one (1) year from the date hereof, upon the exercise of any Warrant, the exercise of which was solicited by the Representatives in accordance with the applicable rules and regulations of the NASD prevailing at the time of such solicitation, the Company shall pay to the soliciting Representative a fee of 5% of the aggregate exercise price of such Warrant (the "Warrant Solicitation Fee") within five (5) business days of such exercise, so long as the Representatives provided bona fide services in exchange for the Warrant Solicitation Fee and the Representatives have been specifically designated in writing by the holders of the Warrants as the broker. The Company further agrees that it will not solicit the exercise of any Warrant other than through the Representatives, unless either: (i) the Representatives cannot legally solicit the exercise of the Warrants at the time of such solicitation;
(ii) the Representatives decline, in writing, to solicit the exercise of the Warrants within five (5) business days of such a written request by the Company; or (iii) the Representatives consent to the solicitation of the exercise of the Warrants by the Company or another entity.

                  (v) Internal Accounting Controls. The Company will continue to maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (v) all quarterly reports filed on Form 10-Q shall be reviewed by the Company's accountant in accordance with SAS71.

                  (w) Corporate Governance. The Company, for a period of twenty-four (24) months following the Effective Date (or such earlier date if the Representative has exercised in full the Underwriters' Purchase Option and the Underwriters' Warrants) shall adopt and implement all corporate governance procedures required of companies listed on the NASDAQ National Market System, including, without limitation, the NASDAQ Stock Markets' Non-Quantitative Designation Criteria for Issuers. For the period commencing on the Effective Date and terminating 90 days after the Company has hired a Chief Financial Officer, the Company shall, on a monthly basis, promptly provide the Board with a copy of the Company's internally prepared financial statements. Thereafter, the Company agrees (for a period of twenty-four (24) months following the Effective Date or such earlier date if the Representative has exercised in full the Underwriters' Purchase Option and the Underwriters' Warrants) to, no later than the 20th day of each month, provide the Board with unaudited financial statements prepared in accordance with GAAP.

                  (x) Chief Financial Officer. At all times during the period commencing 90 days after the effective date of the Registration Statement and terminating upon the earlier of five years after the effective date of the Registration Statement or such time as the Purchase Option Agreement and Underwriters' Warrant have been exercised in full, the Company shall retain a qualified Chief Financial Officer reasonably acceptable to the Representatives. In the event that, at any time during such period, the Company's Chief

Financial Officer resigns or is terminated by the Company, then the Company shall be allotted 90 days to find a qualified replacement reasonably acceptable to the Representatives. Notwithstanding anything herein to the contrary, for each month (or portion thereof) during such period that the Company fails to comply with this covenant and is not, during such month, diligently pursuing the search and retention of a Chief Financial Officer or replacement Chief Financial Officer, Slav Stein and Roman Briskin shall each forfeit $15,000 of compensation (an aggregate of $30,000) under their respective employment agreement or consulting agreements with the Company.

         6. Representations and Warranties of the Company. The Company represents and warrants to you that:

                  (a)      Accuracy of Registration Statement and Prospectus.
To its knowledge, the Commission has not issued any order preventing or suspending the use of any preliminary prospectus or Prospectus, no proceedings for that purpose have been instituted and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto or filed pursuant to Rule 424 under the Securities Act in all material respects, at the time of the filing thereof, complied with the Securities Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; when the Registration Statement becomes effective, and when the Prospectus is filed with the Commission, and at all times subsequent thereto up to and including the Closing Date and the Option Closing Date, or for such longer period as the Prospectus is required under the Securities Act to be delivered in connection with sales by you or a dealer selected by you, the Registration Statement and the Prospectus and any amendments or supplements thereto will comply with the Securities Act; when the Registration Statement becomes effective, the Registration Statement will contain all statements required to be stated therein in accordance with the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and when the Prospectus is filed with the Commission, it will contain all statements required to be stated therein in accordance with the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any preliminary prospectus or the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information (or oral information to the extent such information relates to the private ongoing investigation of you by the Commission) furnished to the Company with respect to you by or on behalf of you expressly for use with reference to you (or any person who may be deemed to be affiliated with you or an associated person of yours) in connection with the preparation thereof.

                  (b) Financial Statements. The financial statements and the related schedules and notes included in the Registration Statement and in the Prospectus present fairly the financial position, results of operations and changes in financial position of the Company and its subsidiaries, at the dates and for the periods specified therein. The accountants who have audited the financial statements filed with the Commission as a part of the Registration Statement and the Prospectus are independent accountants with respect to the Company as required by the Securities Act. The pro forma financial statements included in the Registration Statement and the Prospectus present fairly the financial position and results of operation of the Company at the dates and for the periods specified therein.

                  (c) No Adverse Change. Except as reflected in the Registration Statement and in the Prospectus or any amendment or supplement thereto, since the respective dates as of which information is given in the Registration Statement and in the Prospectus or any amendment or supplement thereto and prior to the Closing Date, or Option Closing Date, as the case may be, the Company has conducted its business in substantially the same manner as of November 8, 1996, and neither the Company nor any of its subsidiaries have incurred, or will have incurred, any liabilities or obligations, direct or contingent (other than in the normal course of business except as disclosed in the Registration Statement), and there has not been any material adverse change in the capital stock, short-term debt (other than in the normal course of business) or long-term debt of the Company or its subsidiaries or any material adverse change, or any development involving a change in the condition (financial or otherwise), net worth, results of operations, the affairs or business prospects of the Company or its subsidiaries, which might be adverse to the Company or its subsidiaries and no event has occurred concerning the Company or its subsidiaries and which might result in an adverse change or effect in or on the general affairs, management, financial position, stockholders' equity or results of operations of the Company or its subsidiaries except as disclosed in the Registration Statement.

                  (d) Authority. This Agreement, the Warrant Agreement and the Underwriters' Purchase Option have been duly authorized and validly executed and delivered by the Company, and are legal, valid and binding agreements of the Company enforceable against the Company, in accordance with their respective terms.

                  (e) Incorporation and Standing. Each of the Company and its subsidiaries, is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation and is duly registered or qualified to do business and is in good standing as a foreign corporation in each jurisdiction that requires such qualification and in which the failure to qualify could have a material adverse effect on the Company and its subsidiaries, taken as a whole. Each of the Company and its subsidiaries has full power and authority (corporate, governmental, regulatory and other) to own and lease its properties and to conduct its business as described in the Registration Statement and in the Prospectus and has corporate power and authority (corporate, governmental, regulatory and other) to enter into this Agreement and to issue the Underwriters' Purchase Option and the

Purchase Option Securities. The Company has no subsidiaries other than its subsidiaries disclosed in the Registration Statement and in the Prospectus. A complete and correct copy of the Articles of Incorporation of the Company and the Articles of Incorporation or Memorandum of Association of each subsidiary, as the case may be, each as certified by the Secretary of the State of Florida or such other jurisdiction of incorporation, and the bylaws of the Company, and the bylaws, of each subsidiary, as currently in effect, and as certified by the Secretary of the Company and each subsidiary, respectively, has been delivered to you, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or the Optional Closing Date.

                  (f) No Defaults. Neither the Company nor any of its subsidiaries is in material violation of its corporate charter or bylaws, respectively, and, except as disclosed in the Registration Statement and the Prospectus, in material default in any respect in the performance of any material obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any indenture, mortgage, deed of trust or other agreement or instrument of any of them or by which any of their respective property is bound, and, to the knowledge of the Company after reasonable investigation, there exists, and through the Closing Date and the Optional Closing Date, if any, there shall exist no condition which, with the passage of time or otherwise, would constitute a default under any such agreement or instrument or result in the imposition of any penalty or acceleration of any indebtedness. No other party (to the knowledge of the Company after investigation) under any agreement or instrument referred to in the immediately preceding sentence to which the Company or its subsidiaries is a party or by which their respective property is bound is in default in any material respect thereunder. The execution and delivery of this Agreement, the Warrant Agreement and the Purchase Option Agreement, the issue and sale of the Securities, the Underwriters' Purchase Option and the Purchase Option Securities and the compliance by the Company with all of the provisions of this Agreement, the Warrant Agreement and the Purchase Option Agreement, will not conflict with or result in a material breach or violation of any of the terms and provisions of, or constitute a material default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any material lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries are subject (and no consent under any thereof which has not been obtained is required for any such action), nor will such action result in a material violation of the provisions of the certificate of incorporation or bylaws of the Company or any of its subsidiaries, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective property; and no consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body is required for the issue and sale of the Securities, the Underwriters' Purchase Option and

Purchase Option Securities or in connection with the consummation of the other transactions contemplated by this Agreement, the Warrant Agreement and the Purchase Option Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under applicable Federal and state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by you and the purchase of the Underwriters' Purchase Option and Purchase Option Securities.

         (g) Capital Stock. The authorized, issued and outstanding capital stock of the Company and its subsidiaries conforms to the descriptions thereof in the Registration Statement and in the Prospectus. The issued and outstanding capital stock has been duly and validly authorized and issued, is fully paid and nonassessable and is free of preemptive or, with the exception of the Warrants, redemption rights. There are no outstanding options, warrants, or other rights calling for the issuance of, and no commitment, plan or arrangement to issue or to register, any share of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company other than as disclosed in the Registration Statement and the Prospectus. No holder of any securities of the Company has the right to require registration of shares of the Common Stock or other securities of the Company by reason of the filing of the Registration Statement or otherwise, except as set forth in the Registration Statement. The Company covenants and agrees that it will not amend any of its stock option plans to increase the number of shares of Common Stock granted under any of such option plans for a period two (2) years from the effective date of the Registration Statement without the prior written consent of the Representatives.

         (h) Legality of Securities. The Securities have been duly authorized by the Company and conform to the descriptions thereof in the Registration Statement and in the Prospectus. The Securities when sold and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable and free of preemptive and, with the exception of the Warrants, redemption rights.

                           Underwriters' Purchase Option.  The Underwriters'
Purchase Option and the Purchase Option Securities conform to the description thereof in the Registration Statement and in the Prospectus and, when sold to and paid for by you, will be duly authorized, will be validly issued and will be the valid and binding obligation of the Company. The Underwriters' Purchase Option and Purchase Option Securities have been duly and validly authorized and reserved for issuance upon exercise of the Underwriters' Purchase Option and the Underwriters' Warrant and, when issued upon such exercise in accordance with terms at the price therein provided, will be validly issued, fully paid and nonassessable and free of preemptive and redemption rights.

                           Property.  The Company and each of its subsidiaries
has good and marketable title to all properties and assets described in the Final Prospectus as being owned by it (including securities) that are material to their respective businesses free and clear of all material liens, charges, encumbrances or restrictions of every kind and nature, except such as are disclosed in the Registration Statement and in the Prospectus and except for taxes not yet due, materialmen's, workmen's and other similar liens incurred in the ordinary course of business which, individually or in the aggregate, do not have a materially adverse effect on the value or use of such properties or assets in the hands of the Company or any of its subsidiaries taken as a whole and any other liens which, individually or in the aggregate, are not material to the Company and its subsidiaries taken as a whole. The Company and each of its subsidiaries owns or leases all such properties, real, personal and mixed, tangible and intangible, as are necessary to carry on its operations as heretofore conducted and, except as otherwise stated in the Registration Statement and in the Prospectus, as proposed to be conducted, as set forth in the Registration Statement and in the Prospectus.

                           Litigation.  Except as set forth in the Registration
Statement and in the Prospectus, there is not now pending or, to the knowledge of the Company, threatened (i) any action, suit or proceeding to which the Company or any of its subsidiaries or any of their respective officers or directors is or will be a party or of which the business or property of the Company or any of its subsidiaries is or will be the subject before or by any court or governmental agency or body which might materially adversely affect the condition (financial or other), business or prospects of the Company or any of its subsidiaries, or might materially adversely affect the properties or assets of the Company or any of its subsidiaries taken as a whole, (ii) any actions, suits or proceedings related to environmental matters or related to discrimination on the basis of age, sex, religion, race or national origin except as disclosed in the Registration Statement and the Prospectus, (iii) any existing or threatened labor disturbance by the employees of the Company or any of its subsidiaries which might be expected to materially adversely affect the conduct of the business, property, operations, financial condition or earnings of the Company or any of its subsidiaries, or (iv) any material contingent liability.

                           Tax Return.  Except as set forth in the Registration
Statement and in the Prospectus, the Company and each of its subsidiaries, has filed, or has obtained currently effective extensions for, all necessary federal, state, municipal and foreign income and franchise tax returns and has paid all taxes shown as due thereon (or has obtained currently effective extensions); and, except as set forth in the Registration Statement and in the Prospectus, neither the Company nor any of its subsidiaries has knowledge of any tax deficiency which has been or might be asserted against the Company or any of its subsidiaries which would materially adversely affect the business or operations of the Company and any of its subsidiaries taken as a whole.

                           Prior Sales.  No securities of the Company have been
sold by the Company or by, or on behalf of, or for the benefit of the Company within three years prior to the date hereof, except as set forth in the Registration Statement or Prospectus.

                           Authorizations.  Except as disclosed in the
Registration Statement and the Prospectus, the Company and each of its subsidiaries have such franchises, licenses, permits, approvals and other governmental authorizations required for the present conduct of its business (except to the extent that the absence of such authorizations would not have material adverse effect on the present conduct of its business), such franchises, licenses, permits, approvals and other governmental authorizations are in full force and effect and the Company and its subsidiaries are in material compliance therewith and the Company and its subsidiaries have not received notice of conflict with the asserted rights of others in respect thereof. Except as set forth in the Registration Statement and in the Prospectus, (i) the expiration of any material contract, agreement, franchise, license, permit, approval or other governmental authorization would not materially adversely affect the operation of the Company or its subsidiaries, and (ii) none of the activities, businesses or properties of the Company or its subsidiaries is in material violation of, or could cause the Company or its subsidiaries to violate, any law, rule, regulation, or order of the United States, any state, county or other jurisdiction, or of any agency thereof.

                           Exhibits.  There are no material contracts,
agreements or other documents required to be described in the Registration Statement or in the Prospectus or to be filed as exhibits to the Registration Statement by the Securities Act which have not been described or filed as required, and neither the Company nor its subsidiaries is in material violation of, and no material default exists in the performance, observance or fulfillment of, any material obligation, agreement, covenant or condition contained in any of such contracts, agreements or documents except as disclosed in the Registration Statement and the Prospectus.

                           Finder or Broker.  The Company has not retained or
dealt with any broker or finder with respect to the transactions contemplated hereby, and the Company knows of no outstanding claims for services in the nature of a finder's fee or origination fee with respect to the sale of the Securities. The Company will indemnify and hold harmless the Underwriters with respect to any claim for a finder's fee by any party claiming to be owed such fee based on contacts, conversations or arrangements with the Company. Furthermore, as set forth in the Registration Statement and in the Prospectus, the Company has no management or financial consulting agreement with anyone. Except as set forth in the Registration Statement and in the Prospectus or otherwise disclosed to you in writing prior to the date hereof, no promoter, officer, director or five percent or greater stockholder of the Company is, directly or indirectly, associated with an NASD member broker/dealer.

                           Internal Accounting Controls.  The books, records
and accounts of the Company and its subsidiaries, if any, accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets of the Company and its subsidiaries, as the case may be. The system of internal accounting controls maintained by the Company and its subsidiaries is sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization,
(ii) transactions are recorded as necessary (a) to permit preparation of financial statements in conformity with generally accepted accounting principles and (b) to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any difference.

                           Patents.  The Company and each of its subsidiaries
have such proprietary know-how, and such patents and governmental or other authorizations as currently are required for their respective businesses and the Company and each of its subsidiaries are, except as set forth in the Registration Statement, in all material respects in compliance with such patents and governmental or other authorizations. Except as set forth in the Prospectus, the services performed or products sold by the Company or its subsidiaries do not violate or infringe any patent or governmental or other authorizations held or owned by any third party. Neither the Company nor its subsidiaries has received from or on behalf of any third party, any notice of violation or infringement of or conflict with the rights of such third party with respect to any such patents or governmental or other authorizations owned or used by the Company or its subsidiaries.

                           1940 Act Matters.  Neither the Company nor any of
its subsidiaries will be operated so as to become an "investment company" or a person "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           Stabilization.  Neither the Company, its
subsidiaries, nor any of their respective officers, directors or affiliates (as defined under the Securities Act) have taken, directly or indirectly, any action to cause or result in, or which has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or the resale thereof, within the meaning of the Securities Act or the Exchange Act.

                           Reason for Sale. The sale of the Securities by the
Company pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the Registration Statement.

                           Employment Agreements. The employment agreements
between the Company and its officers described in the Registration Statement are valid, binding and enforceable obligations upon the respective parties thereto in accordance with their respective terms, subject to the effect of bankruptcy or similar proceedings and the effect and application of general principles of equity.

                           Liquidation. The Company's articles of incorporation
provide that (A) any liquidation of the Company, or (B) any business combination in which the Company is not the surviving corporation or any sale of all or substantially all of its assets (which combination or sale occurs during the five-year period immediately following the Closing Date): (i) must be approved by a vote of the holders of a majority of the outstanding shares of the capital stock entitled to vote; and (ii) all "affiliates," as such term is defined in Rule 144 promulgated under the Securities Act, of the Company on the Closing Date shall agree to vote, during the two-year period immediately following the closing date of the Public Offering, all shares of voting capital stock of the Company owned by them (or over which they have the power to direct the vote) in the same proportion as the votes cast by non-affiliates voting shares of the same class or series, with respect to the above- referenced matters on which a vote of stockholders is taken.

                           Additional Representations. (i) no director, officer,
or key employee of the Company has been convicted of any felony, experienced a personal bankruptcy, or been an officer, director, or key employee of any company that during their tenure with such company experienced any bankruptcy other than as disclosed to the Representatives in writing and disclosed in the Registration Statement as required, or had any trustee, receiver, or conservator appointed with respect to its business or assets; (ii) prior to the Closing Date, the Company has not repaid (or agreed to repay), other than in the ordinary course of business or as disclosed in the Registration Statement, any indebtedness to any of its shareholders (or incur any indebtedness with any other lender, any part of the proceeds of which is to be used to repay indebtedness to any of its shareholders) unless the terms thereof have been approved in advance by the Underwriters, nor has the Company make any other extraordinary distributions or payments to its shareholders (other than distributions to Messrs. Stein and Briskin in the amount of the income tax withholding payments for the Company's income payable by them due to the Company's status as an S corporation as set forth in the Registration Statement); and (iii) no more than an aggregate of $200,000 may be paid from the proceeds of the offering to Messrs. Stein and Briskin in satisfaction of the Principal Stockholder's Notes described in the Registration Statement, provided, however, that if the Underwriters exercise, in full, the over- allotment option, the Company may prepay an additional $100,000 in the aggregate, toward such notes.

                           Principal Shareholders' Options and Notes. Each of
the following agreements with the Company's principal shareholders conforms to the description thereof in the Registration Statement and the Prospectus, and are valid, binding and enforceable obligations upon the respective parties thereto in accordance with their respective terms, subject to the effect of bankruptcy or similar proceedings and the effect and application of general principles of equity: (i) the stock option agreements between the Company and each of Slav Stein and Roman Briskin to purchase 100,000 shares of Common Stock ("Principal Stockholders' Options"); (ii) the stock option agreement between the Company and each of Slav Stein and Roman Briskin to purchase 180,250 shares of Common Stock ("Principal Stockholders' Contingent Options"); and (iii) the Convertible Subordinated Promissory Note (the "Principal Stockholders' Note") from the Company to each of Slav Stein and Roman Briskin. Such agreements provide, among other things, that in the event that the Company's audited after tax profit (on a pro forma basis assuming C corporation status) for the year ended December 31, 1996 is less than $639,000, then the shares of Common Stock underlying such agreement shall be reduced in an amount equal to the difference between $639,000 and the actual after tax profit (or loss) divided by the applicable exercise or conversion price. In order of priority, any reduction in shares of Common Stock underlying such agreement shall be first to the Principal Stockholders' Contingent Option, second to the Principal Stockholder Note and third to the Principal Stockholders' Options. By way of example, if the Company were to experience a after tax loss of $100,000 for the year ended December 31, 1996, then Messrs. Stein and Briskin shall each forfeit approximately 61,583 shares of Common Stock underlying the Principal Stockholders' Contingent Options (assuming a $6.00 exercise price).

                  Indemnification.

                           By Company. The Company agrees to indemnify and hold
harmless you and each person, if any, who controls you within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against any and all losses, liabilities, claims, damages and expenses (including but not limited to reasonable attorneys' fees and any and all reasonable expenses incurred in investigating, preparing or defending against any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which you or they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or in any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Securities under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application") or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in any material respect, or arise out of or are based upon any failure of the Company to comply with any provision of this Underwriting Agreement resulting in a claim or loss to the Underwriters. Notwithstanding the preceding sentence, the Company will not be liable in any such case to the extent, but only to the extent that, any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of you expressly for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including under this Agreement. The Company agrees to pay any reasonable legal or other expenses for which it is liable under this subsection from time to time (but not more frequently than monthly) within 30 days after its receipt of a bill therefor; and further provided, however, that the foregoing provisions are subject to the condition that, insofar as they relate to any untrue statement, alleged untrue statement, omission or alleged omission made in any Preliminary Prospectus but eliminated or remedied in the Prospectus, such indemnity provision shall not inure to you or any person who controls you within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act if a copy of the Prospectus was not sent or given to such person with or prior to the written confirmation of sale of such Securities to such person. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                           By Underwriters. You agree to indemnify and hold
harmless the Company, each of the officers of the Company who shall have signed the Registration Statement and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against any and all losses, liabilities, claims, damages and reasonable expenses whatsoever (including but not limited to attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or in any Blue Sky Application, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by you expressly for use therein; provided, however, that in no case shall you be liable or responsible for any amount in excess of the underwriting discounts and commissions received by you, as set forth on the cover page of the Prospectus. You agree to pay any legal or other expenses for which you are liable under this subsection (b) from time to time (but not more frequently than monthly) within 30 days after receipt of a bill therefor. This indemnity agreement will be in addition to any liability which you may otherwise have.

                           Procedures In Case of Indemnification. Promptly after
receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action or proceeding (including any governmental investigation), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all expenses. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to the indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded and have been so advised in a written opinion from counsel that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

                           Contribution.  In order to provide for contribution
in circumstances in which the indemnification provided for in Section 7(a) and
(b) hereof is for any reason held to be unavailable from the Company, or you, or is insufficient to hold harmless a party indemnified thereunder, in lieu of indemnifying such indemnified party, the Company, and you shall contribute to the aggregate losses, claims, damages, liabilities and reasonable expenses of the nature contemplated by such indemnification provisions (including any investigation, legal and other reasonable expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and reasonable expenses suffered by the Company or you any contribution received by the Company or you from persons who may also be liable for contribution, including persons who control the Company or you within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) to which the Company or you may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and by you from the offering of the Securities or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7(d) hereof in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and you in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and by you shall be deemed to be in the same proportion as (a) the total proceeds from the offering (before deducting expenses) received by the Company bear to (b) the total underwriting discounts and commissions received by you in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and of you shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by you or any agent expressly authorized by you to supply such information and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and you agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 7(d), (i) in no case shall you be liable or responsible for any amount in excess of the underwriting discount applicable to the Securities purchased hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(e), each person, if any, who controls an underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as you, and each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 7(e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7(e), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under Section 7(e) or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld. The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect regardless of (A) any investigation made by or on behalf of you or any person controlling you or by or on behalf of the Company, (B) acceptance of any of the Securities and payment therefore or
(C) any termination of this Agreement. A successor to the Company, its directors or officers or any person controlling the Company or to the Underwriter, shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 7.

                  Conditions of the Underwriters' Obligations. Your obligation to purchase and pay for the Firm Securities on the Closing Date shall be subject to the accuracy of and compliance with the representations and the warranties of the Company herein contained and in each certificate and document contemplated to be delivered to you hereunder as of the date hereof and the Closing Date, to the performance by the Company of its obligations herein contained and to the following additional terms and conditions:

                    Effective Registration Statement. The Registration Statement shall have become effective not later than 5:00 P.M., Miami time, on the date of this Agreement, or at such later time or on such later date as you may agree to in writing and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made. At or prior to the Closing, no stop order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities under the Blue Sky laws of any jurisdiction (whether or not a jurisdiction which you shall have specified) shall have been issued and no proceeding for that purpose shall have been initiated or shall be threatened by the Commission or the authorities of any such jurisdiction. Any request for additional information on the part of the Commission or any such authorities shall have been complied with to the satisfaction of the Commission or such authorities and counsel for you. The NASD, upon review of the terms of the public offering of the Securities, shall not have objected to such offering, such terms, or your participation in the same. After the date hereof no amendment or supplement shall have been filed to the Registration Statement or the Prospectus without your prior written consent.

                           Accuracy of Registration Statement.  No person shall
have discovered and advised the Company prior to the Closing Date that the Registration Statement or Prospectus or any amendment or supplement thereto contains an untrue statement of material fact which, in your opinion, is material, or that the Registration Statement or any amendment or supplement thereto omits to state a fact which, in your opinion after consultation with legal counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           Litigation.  Between the time of the execution and
delivery of this Agreement and the Closing, there shall be no material litigation instituted against the Company, any of its subsidiaries or any of their respective officers or directors, and between such dates there shall be no proceeding instituted or threatened against the Company, any of its subsidiaries or any of their respective officers or directors before or by any Federal, state, county or local commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding could materially adversely affect the Company, any of its subsidiaries or their respective businesses, business prospects, properties, financial conditions or results of operations.

                           Review by Underwriters' Counsel.  The authorization
and issuance of the Securities, the sale and delivery thereof, the Registration Statement, the Prospectus and all other documents and corporate proceedings incident thereto shall be satisfactory in all material respects to you and your counsel, and your counsel shall be furnished on the Closing Date with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the matters referred to in this Section 8(d).

                           Opinion of Legal Counsel.  You shall have received
an opinion dated the effective date of the Registration Statement, and an updated version of such opinion dated the Closing Date, satisfactory in form and substance to you and your counsel, from Akerman, Senterfitt & Eidson, P.A., counsel for the Company, to the effect that:

                                     Each of the Company and its subsidiaries
         is, to the knowledge of counsel after limited investigation (as used herein, such phrase shall have the meaning set forth in the Florida Bar Report on Standards for Opinions), a corporation duly organized, validly existing, in good standing under the laws of the jurisdiction of its respective incorporation and is registered or qualified in good standing to do business as a foreign cor-

         poration in each jurisdiction wherein the Company and its subsidiaries own or lease any properties or conduct any business and in which the failure to so qualify, would, in the aggregate, have a material adverse effect on the business, properties or results of operations of the Company and its subsidiaries taken as a whole. To such counsel's knowledge after limited investigation, each of the Company and its subsidiaries has corporate power and authority to own and lease its properties and to conduct its business as described in the Registration Statement and the Prospectus. The Company has no subsidiaries to the knowledge of such counsel after limited investigation other than those disclosed in the Registration Statement and the Prospectus.

                                     The Registration Statement has become
         effective under the Securities Act, and, (a) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are, to the knowledge of counsel after limited investigation, threatened, pending or contemplated under the Securities Act, except as may be disclosed in the Prospectus; the Registration Statement and the Prospectus and each amendment or supplement thereto (except for the financial statements, schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act; and
         (b) such counsel has participated in the preparation of the Registration Statement and the Prospectus and such counsel has no reason to believe that either the Registration Statement, or any such amendment thereto, at the time such Registration Statement or amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date, or any supplement thereto as of its date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                     The Company has all requisite corporate
         power and authority to enter into this Agreement and this Agreement has been authorized, executed, and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except (a) that this Agreement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, (b) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and (c) as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

                                     The authorized, issued and outstanding
         capital stock of the Company and all other outstanding securities of the Company and its subsidiaries conform to the descriptions thereof in the Registration Statement and in the Prospectus under the section entitled "Description of Securities." The issued and outstanding capital stock, prior to the issuance of the Securities sold by the Company hereunder, has been authorized and validly issued, is fully paid and nonassessable and is free of preemptive rights except as described in the Prospectus. To the knowledge of such counsel after limited investigation, there are no outstanding options, warrants, or other rights calling for the issuance of, and no commitment, plan or arrangement to issue or register, any share of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company other than as disclosed in the Registration Statement and the Prospectus.

                                     The Securities to be issued and sold to the
         Underwriters by the Company have been authorized by the Company and will conform in all material respects to the description thereof in the Registration Statement and in the Prospectus. The Firm Securities, when sold and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and free of preemptive rights. Such opinion delivered at the Closing Date shall state that each of the Firm Securities is validly issued, fully paid and non-assessable and not subject to preemptive rights.

                                     The Purchase Option Agreement conforms to
         the description thereof in the Registration Statement and in the Prospectus and has been authorized, and when issued will be validly issued and will be a valid and binding obligation of the Company. The Underwriters' Purchase Option and the Purchase Option Securities have been validly authorized and reserved for issuance upon exercise of the Underwriters' Purchase Option and the Underwriters' Warrants and, when issued upon such exercise in accordance with the terms of the Purchase Option Agreement at the price therein provided, will be validly issued, fully paid and non-assessable and not subject to preemptive rights.

                                     The certificates used to evidence the
         Securities, the Underwriters' Purchase Option and the Purchase Option Securities are each in due and proper form as required by the laws of the State of Florida.

                                     Neither the Company nor any of its
         subsidiaries is, to the knowledge of such counsel, in material violation of its corporate charter or bylaws, respectively, or, to the knowledge of counsel after limited investigation, any franchise, license, permit, judgment, decree, order, statute, regulation, rule or ordinance of any court or administrative agency, arbitration panel or authority applicable to the Company or any of its subsidiaries except as described in the Prospectus, where the consequences of any such violation would be material to the Company or any of its subsidiaries. To the knowledge of such counsel after limited investigation, except as described in the Prospectus neither the Company nor any of its subsidiaries is in default in any material respect in the performance of any material obligation, agreement, lease, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any indenture, mortgage, deed of trust or other material agreement or instrument (collectively, the "Material Agreements") of which counsel after limited investigation, is aware to which the Company or any of its subsidiaries, or by which the Company's or any of its subsidiaries' properties are bound where the consequences of any such default would be material and adverse to the Company or any of its subsidiaries. To such counsel's knowledge after limited investigation, there exists no condition which, with the passage of time or otherwise, would constitute a material default under any Material Agreement or instrument or result in the imposition of any material penalty or acceleration of any material indebtedness.

                                     The execution and delivery of this
         Agreement, the Purchase Option Agreement, the Warrant Agreement, and the Financial Advisory Agreement, the issuance and sale of the Securities, the Underwriters' Purchase Option, and the Purchase Option Securities and the compliance by the Company with all of the provisions of this Agreement, the Purchase Option Agreement, the Warrant Agreement, and the Financial Advisory Agreement, will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or its subsidiaries pursuant to the terms of any Material Agreement of the Company or any of its subsidiaries or by which any of the Company's or its subsidiaries' properties is bound, known to such counsel after limited investigation. To such counsel's knowledge after limited investigation, there exists no condition which, with the passage of time or otherwise, would constitute a default under any such agreement or instrument or result in the imposition of any penalty or acceleration of any such indebtedness, where the consequences of any such default would be material and adverse to the Company or any of its subsidiaries, nor will such action result in a violation of the provisions of the corporate charter or bylaws of the Company or any of its subsidiaries, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, where the consequences of any such violation would be material and adverse to the Company and its subsidiaries. No consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body is required for the issue and sale of the Securities, the Underwriters' Purchase Option or the Purchase Option Securities or the consummation of the other transactions contemplated by this Agreement, the Purchase Option Agreement and the Warrant Agreement except the registration of the Securities and, the Purchase Option Securities under the Securities Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by you and the purchase of the Underwriters' Purchase Option by you.

                                     To the knowledge of such counsel, except
         as disclosed in the Registration Statement and in the Prospectus, there is no pending or threatened material action, suit or proceeding before or by any court or governmental agency or body or arbitration panel, to which the Company or any of its subsidiaries or any of their respective officers or directors is a party, or which any property of the Company or any of its subsidiaries is subject, which might result in a material adverse change in the business, financial condition or results of operations or materially affect the properties or assets of the Company or any of its subsidiaries taken as a whole.

                                     Such counsel has reviewed all contracts
         referred to in the Registration Statement and the Prospectus and such contracts conform in all material respects to their descriptions therein. To the knowledge of such counsel after limited investigation, no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have not been so described or filed. Such counsel does not know of any statutes or regulations or pending or threatened legal or governmental proceedings required to be described in the Prospectus which are not described as required.

                                     To the knowledge of such counsel after
         limited investigation, there are no holders of securities of the Company having rights to the registration of shares of Common Stock or other securities because of the filing of the Registration Statement by the Company, except as disclosed in the Registration Statement and the Prospectus.

                                     The sale of securities by the Company
         and/or its subsidiaries described in Item 26, Part II of the Registration Statement did not require registration under the Securities Act or any state securities laws.

                           In giving such opinion, such counsel may rely as to matters of fact upon statements and certifications of officers of the Company or public officials as to matters of fact of which the maker of such certificate has knowledge, and as to matters of law of jurisdictions other than Florida, such counsel may rely on opinions of local counsel acceptable to you, copies of which opinions shall be attached to the said opinion, provided, however, that such counsel may not rely on an opinion if he has actual knowledge that such opinion is not correct or knows that the facts or law on which the opinion of local counsel is based are not correct.

                           President's Certificate. The Company shall have furnished to you on the Closing Date a certificate of its President, or other principal executive officer of the Company dated as of the Closing Date, to the effect that:

                                     No stop order suspending the effectiveness
         of the Registration Statement has been issued, and no proceedings for such purpose have been commenced or are, to the knowledge of each signer of such certificate, threatened or contemplated by the Commission; no stop order suspending the qualification or registration of any of the Securities under the Blue Sky laws of any jurisdiction (whether or not a jurisdiction you shall have specified) has been issued, and no material proceedings for such purpose have been commenced or are, to the knowledge of each signer of such certificate after reasonable investigation, threatened or contemplated by any jurisdiction; and the conditions, separately set forth in such certificate, contained in Section 8 hereof have been complied with in all material respects.

                                     The respective signers and each other
         member of the Company's Board of Directors have each read the Registration Statement and Prospectus and any amendments and supplements thereto, and the Registration Statement and the Prospectus and any amendments and supplements thereto and all statements contained therein are true and correct in all material respects, and neither the Registration Statement nor Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, since the effective date of the Registration Statement, they are not aware of any event required to be set forth in an amendment to the Registration Statement or a supplement to the Prospectus which has not been so set forth.

                                     Except as reflected in the Registration
         Statement and Prospectus or any amendment or supplement thereto, since the respective dates as of which information is given in the Registration Statement and Prospectus or any amendment or supplement thereto and prior to the date of such certificate, (a) there has not been any material adverse change, financial or otherwise, in the affairs or condition of the Company and of its subsidiaries taken as a whole, and (b) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, otherwise than in the ordinary course of business.

                                     There are no legal proceedings pending or,
         to the knowledge of the Company after reasonable investigation, threatened against the Company or any of its subsidiaries, of a character affecting the validity of this Agreement or required to be disclosed in the Prospectus which are not disclosed therein; there are no material transactions or contracts which are required to be summarized therein which are not so summarized; and there are no material contracts or documents required to be filed as exhibits to the Registration Statement which are not so filed.

                                     Subsequent to the respective dates as of
         which information is given in the Registration Statement and the Prospectus, no dividends or distribution whatever have been declared and/or paid on or with respect to any securities of the Company.

                                     Subsequent to the respective dates as of
         which information is given in the Registration Statement and the Prospectus, the Company has not sustained any material loss or damage to its property, whether or not insured.

                                     At and as of the Closing Date, the
         representations and warranties contained in Section 6 of this Agreement are true and correct in all material respects; the Company has complied with all the agreements and has satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date, and the matters set forth in Section 8 of this Agreement are true and correct as therein set forth.

                                     The Company and each of its subsidiaries
         has such licenses, registrations, permits, approvals, qualifications and certificates of authority from the appropriate regulatory authorities as are necessary to transact its business as described in the Registration Statement and in the Prospectus in the jurisdictions in which the Company and each of its subsidiaries transacts its business or owns or leases property, and in which the failure to have such licenses, registrations, permits, approvals, qualifications and certificates could have a material adverse effect on the business, properties or results of operation of the Company and its subsidiaries taken as a whole.

                           Chief Financial Officer's Certificate. The Company shall have furnished to you on the Closing Date a certificate of its Chief Financial Officer, or other principal executive financial officer or accounting officer of the Company, dated as of the Closing Date, to the effect that:

                                     To the knowledge of such officer after
         reasonable inquiry no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been commenced or are, to the knowledge of each signer of such certificate, threatened or contemplated by the Commission; no stop order suspending the qualification or registration of any of the Securities under the Blue Sky laws of any jurisdiction (whether or not a jurisdiction you shall have specified) has been issued, and no proceedings for such purpose have been commenced or are, to the knowledge of each signer of such certificate, threatened or contemplated by any jurisdiction; and the conditions, separately set forth in such certificate, contained in subsection 8 hereof have been complied with.

                                     The Prospectus and any amendments and
         supplements thereto and all statements contained therein are true and correct, and to his knowledge, after reasonable inquiry, neither the Registration Statement nor Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, since the effective date of the Registration Statement, he is not aware of any event required to be set forth in an amendment to the Registration Statement or a supplement to the Prospectus which has not been so set forth.

                                     Except as reflected in the Registration
         Statement and Prospectus or any amendment or supplement thereto, since the respective dates as of which information is given in the Registration Statement and Prospectus or any amendment or supplement thereto and prior to the date of such certificate, (a) there has not been any material adverse change, financial or otherwise, in the affairs or condition of the Company or any of its subsidiaries taken as a whole, and (b) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, otherwise than in the ordinary course of business.

                                     There are no material legal proceedings
         pending or to his knowledge after reasonable inquiry, threatened against the Company or any of its subsidiaries, of a character affecting the validity of this Agreement or required to be disclosed in the Prospectus which are not disclosed therein; there are no transactions or contracts which are required to be summarized therein which are not so summarized; and there are no material contracts or documents required to be filed as exhibits to the Registration Statement which are not so filed.

                                     Subsequent to the respective dates as of
         which information is given in the Registration Statement and the Prospectus, no dividends or distribution whatever have been declared and/or paid on or with respect to any securities of the Company.

                                     Subsequent to the respective dates as of
         which information is given in the Registration Statement and the Prospectus, the Company has not sustained any material loss or damage to its property, whether or not insured.

                                     At and as of the Closing Date, to his
         knowledge after reasonable inquiry, the representations and warranties contained in Section 6 of this Agreement are true and correct; the Company has complied with all the agreements and has satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date, and the matters set forth in Section 8 of this Agreement are true and correct as therein set forth.

                           Accountant's Letter. You shall have received from the independent certified public accountants that audited the financial statements of the Company included in the Registration Statement, at least two letters each addressed to you, substantially in the form heretofore approved by you, one dated the effective date of the Registration Statement and the second, the Closing Date.

                           Underwriters' Purchase Option. The Company shall have executed the Purchase Option Agreement and shall have delivered properly executed Underwriters' Option Certificates to you simultaneously with the closing of the sale of the Firm Securities.

                           Lock-Up Agreements. You shall have received the executed "lock-up" letters described in Section 5(h) of this Agreement.

                           Employment Agreements. Prior to the effective date of the Registration Statement, the Company will enter into and deliver to the Underwriters employment and stock option agreements with Slav Stein and Roman Briskin, which agreements will be subject to the Underwriters' approval.

                           NASDAQ Listing. The Common Stock and Warrants must be qualified for listing on the Nasdaq SmallCap Market on the effective date of the Registration Statement. Blue Sky Qualification. The Securities shall be qualified in such states as determined under
         Section 5(e) above and each qualification shall be in effect and not subject to an stop order or other proceeding on the Closing Date.

         All such opinions, certificates, letters and documents delivered pursuant to this Agreement will be in compliance with the provisions of this Section 8 only if they are reasonably satisfactory to you and your counsel. The Company shall furnish to you such conformed copies of such opinions, certificates, letters and documents in such quantities as you shall reasonably request.

         If any of the conditions hereunder to be satisfied at or prior to the Closing Date are not so satisfied, or subsequently waived, you may terminate this Agreement without liability on your part or on the part of the Company, except for the expenses to be paid or reimbursed by the Company pursuant to Section 5(l) of this Agreement and except for any liability under Section 8 of this Agreement.

         Your obligation to purchase and pay for all or any portion of the Option Securities on the Option Closing Date upon the exercise of the option contained in Section 3 hereof shall be subject to the accuracy of and compliance with the representations and the warranties of the Company herein contained as of the date hereof and the Closing Date and Option Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                           (A) You shall have purchased the Firm Securities from
the Company (which purchase may occur simultaneously with the purchase of the Option Securities from the Company).

                           (B) The condition set forth in paragraphs (a), (b)
and (c) of this Section 8 shall be satisfied as of the Option Closing Date.

                           (C) There shall have been tendered for delivery in
accordance with the terms and provisions of this Agreement the Option Securities being purchased on the Option Closing Date from the Company.

                           (D) You shall have received an opinion of counsel for
the Company, dated the Option Closing Date, confirming their opinion delivered pursuant to Section 8(e) hereof as of the Option Closing Date. In each instance in which the opinion referred to in Section 8(e) refers to the Firm Securities, the opinion delivered pursuant hereto shall also refer to the Option Securities.


                           (E) You shall have received from the independent
certified public accountants that audited the financial statements of the Company included in the Registration Statement, a letter addressed to you, substantially in the form heretofore approved by you, dated the Option Closing Date.

                           (F) You shall have received a certificate, dated the
Option Closing Date, of the Company, confirming the matters stated in the certificate delivered pursuant to Section 8(f) hereof as of the Option Closing Date and stating further that the Company has performed or a waiver has been given for all or a part of the agreements herein contained to be performed on its part at or prior to such Option Closing Date.

                           (G) You shall have received a certificate, dated the
Option Closing Date, of the Company, confirming the matters stated in the certificate delivered pursuant to Section 8(g) hereof as of the Option Closing Date and stating further that the Company has performed or a waiver has been given for all or a part of the agreements herein contained to be performed on its part at or prior to such option Closing Date.

                  Effective Date of Agreement; Termination.

                           This Agreement shall become effective when you and
the Company shall have received notification of the effectiveness of the Registration Statement.

                           This Agreement may be terminated at any time prior to
the Closing Date by you by written notice to the Company if in your judgment it is impracticable to offer for sale or to enforce contracts made by you for the resale of the Securities agreed to be purchased hereunder by reason of (i) the Company or its subsidiaries having sustained a loss by reason of fire, flood, accident or other calamity, which, in your opinion, substantially affects the value of the properties of the Company or its subsidiaries or which materially interferes with the operation of the business of the Company or any of its subsidiaries regardless of whether such loss shall have been insured, (ii) the existing financial, political or economic conditions in the United States or elsewhere having undergone such material change as in your opinion would make it inadvisable to proceed with the offering, sale and delivery of the Securities on the terms contemplated by the Prospectus, (iii) a banking moratorium shall have been declared by either federal or New York authorities, (iv) a war involving the United States or other national calamity shall have occurred, (v) any material adverse change in the condition or obligations of the Company and any of its subsidiaries taken as a whole or in the earnings, operations, management or business prospects of the Company and any of its subsidiaries taken as a whole, (vi) any action, suit or proceeding shall be threatened or pending, at law or in equity, against the Company and any of its subsidiaries taken as a whole, by any Federal, state or other commission, board or agency, which is not disclosed in the Prospectus and in which an unfavorable result or decision could materially adversely affect the business, prospects, property, financial condition or income or earnings of the Company and any of its subsidiaries taken as a whole, (vii) an action, suit or proceeding that is threatened or pending, which has been previously disclosed in the Prospectus, shall have worsened in any way such that an unfavorable result or decision could materially adversely affect the business, prospects, property, financial condition or income or earnings of the Company and/or any of its subsidiaries, or (viii) during the course of your due diligence investigation of the Company, facts arise which vary materially in an adverse manner from representations which have been previously made concerning the Company's business and financial condition. In addition, this Agreement may be terminated by you by prompt written notice to the Company (i) at any time before it becomes effective or (ii) in the event that the Company shall have failed to comply with any of the provisions of this Agreement to be performed by it at or prior to any Closing Date which have not been waived by you, or if any of the representations, warranties, covenants, agreements or conditions of, or applicable to, the Company herein contained shall not have been complied with or satisfied within the time specified unless waived by you.

                           At any time after the Closing Date, if you should
(i) cease to be a broker-dealer registered with the Commission, (ii) be suspended from such registration for any period of time in excess of 30 days,
(iii) cease to be a member of the NASD or other self-regulatory organization or
(iv) become subject to a proceeding, action or notification under Section 6 of the Securities Investor

Protection Act of 1970, the obligations of the Company under this Agreement shall cease without any liability on the part of the Company.

                  Survival of Indemnities, Representations, Warranties and Covenants. The respective indemnities of the Company and the Underwriters and the respective representations, warranties and covenants of the Company and the Underwriters set forth in this Agreement will remain in full force and effect, regardless of any investigations made by or on behalf of the Company or the Underwriters or any of their respective officers, directors, partners or any controlling person, and will survive delivery of and payment for the Securities or termination of this Agreement pursuant to Section 10 hereof as the case may be.

                  Miscellaneous.

                           This Agreement shall inure to the benefit of the
Company and the Under- writers, the officers and directors of such parties, each controlling person referred to in Section 8 hereof and their respective successors. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successor" as used in this Agreement shall not include any purchaser of any Securities from the Underwriter.

                           This Agreement constitutes the entire agreement among
the parties concerning the subject matter hereof and supersedes all prior agreements and understandings.

                           All notices and other communications hereunder
(unless otherwise expressly provided for herein) shall be in writing and shall be deemed given when delivered in person on the business (before 5:00 P.M.) sent by facsimile transmission, or on the date indicated on the return receipt if sent registered or certified mail return receipt requested) to the party to receive the same at the following addresses (or at such other address for a party as shall be specified by like notice):


         If to the Company:          Advanced Electronic Support Products, Inc.
                                     1810 Northeast 144th Street
                                     North Miami, Florida 33181
                                     Attn:  Messrs. Slav Stein and Roman Briskin
                                     Facsimile:  (305) 652-8489

         With a Copy to:             Akerman, Senterfit & Eidson, P.A.
                                     SunTrust International Center, 28th Floor
                                     One Southeast Third Avenue
                                     Miami, Florida 33131-1704
                                     Attn:  Philip Schwartz, Esq.
                                     Facsimile:  (305) 374-5095

         If to the Underwriters: Corporate Securities Group, Inc.
                                 980 North Federal Highway
                                 Suite 310
                                 Boca Raton, Florida 33432
                                 Attn:  Mr. Marshall T. Leeds, President
                                 Facsimile:  (407) 338-2827

                                 Argent Securities, Inc.
                                 3340 Peachtree Road
                                 Suite 450
                                 Atlanta, Georgia 30326
                                 Attn:  Phil Reames, Chairman
                                 Facsimile:  (404) 816-4085

         With a Copy to:         Lucio, Mandler, Croland, Bronstein, Garbett,
                                 Stiphany & Martinez, P.A.
                                 Barnett Bank Tower
                                 701 Brickell Avenue, 20th Floor
                                 Miami, Florida 33131
                                 Attn:  Leslie J. Croland, Esq.
                                 Facsimile:  (305) 579-0012

                                 Johnson & Montgomery
                                 One Buckhead Plaza
                                 3060 Peachtree Road, N.W.
                                 Suite 400
                                 Atlanta, Georgia 30305
                                 Attn:  Robert Altenbach, Esq.
                                 Facsimile:  (770) 977-7673

                           This Agreement was executed and delivered in, and i
ts validity, interpretation and construction shall be governed by the internal laws of, the State of Florida applicable to agreements made and to be performed wholly within such State. This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.

                           The Company hereby acknowledges that the breach of
material terms contained in this Agreement (whether or not specifically designated as such) would cause irreparable damage and substantial prejudice to your rights. Accordingly, the Company agrees that in the event of any such breach or threatened breach, you shall have, in addition to its and your legal remedies, the right to injunctive or other equitable relief, as permitted by law, to prevent the Company's violation of their obligations hereunder.

                           Titles and headings to sections herein are inserted
for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                           Any consent or approval of the Underwriters required
hereunder to any action of the Company shall not be unreasonably withheld, and notwithstanding any other provisions hereof, such consent or approval shall not be required if the Company obtains an opinion from counsel acceptable to the Underwriters that the requirement of such consent or approval constitutes an abrogation of the Board of Directors' duties under the corporate law of such jurisdiction.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and us in accordance with its terms.

                               Very truly yours,

                               Advanced Electronics Support Products, Inc.



                               By:





Accepted and agreed to as of
the date first above written:


ARGENT SECURITIES, INC.  CORPORATE SECURITIES GROUP, INC.



By:                                          By: